EXHIBIT 99.2
EXXON MOBIL CORPORATION

3Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 7)

Earnings, $M	3Q09	2Q09	1Q09	4Q08	3Q08
Upstream
United States	709	813	360	699	1,879
Non-U.S.	3,303	2,999	3,143	4,935	9,092
Total	4,012	3,812	3,503	5,634	10,971
Downstream
United States	(203)	(15)	352	(20)	978
Non-U.S.	528	527	781	2,434	2,035
Total	325	512	1,133	2,414	3,013
Chemical
United States	315	79	83	81	257
Non-U.S.	561	288	267	74	830
Total	876	367	350	155	1,087

Corporate and financing	(483)	(741)	(436)	(383)	(241)
Net income attributable to ExxonMobil (U.S. GAAP)	4,730	3,950	4,550	7,820	14,830
Earnings per common share (U.S. GAAP) [1]	0.98	0.82	0.92	1.55	2.86
Earnings per common share
- assuming dilution (U.S. GAAP) [1]	0.98	0.81	0.92	1.54	2.85

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	1,620
Total	0	0	0	0	1,620
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	(140)	0	0	(170)
Corporate total	0	(140)	0	0	1,450

Earnings Excluding Special Items $M
Upstream
United States	709	813	360	699	1,879
Non-U.S.	3,303	2,999	3,143	4,935	7,472
Total	4,012	3,812	3,503	5,634	9,351
Downstream
United States	(203)	(15)	352	(20)	978
Non-U.S.	528	527	781	2,434	2,035
Total	325	512	1,133	2,414	3,013
Chemical
United States	315	79	83	81	257
Non-U.S.	561	288	267	74	830
Total	876	367	350	155	1,087

Corporate and financing	(483)	(601)	(436)	(383)	(71)
Corporate total	4,730	4,090	4,550	7,820	13,380
EPS excluding Special Items - assuming dilution [1]	0.98	0.84	0.92	1.54	2.58

[1] Prior quarter numbers have been adjusted to be on a consistent basis with 2009 reporting.

EXXON MOBIL CORPORATION

3Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 7)

Supplemental Information (continued)

Net production of crude oil and	3Q09	2Q09	1Q09	4Q08	3Q08
natural gas liquids, kbd
United States	373	380	397	376	340
Canada/South America	267	242	308	303	283
Europe	350	383	411	421	397
Africa	666	702	715	697	639
Asia Pacific/Middle East	494	462	466	508	510
Russia/Caspian	185	177	179	167	121
Total liquids production	2,335	2,346	2,476	2,472	2,290

Natural gas production available for sale, mcfd
United States	1,260	1,267	1,243	1,216	1,163
Canada/South America	646	649	635	616	634
Europe	2,551	2,869	4,961	4,652	2,768
Africa	16	23	25	31	33
Asia Pacific/Middle East	3,510	3,107	3,168	3,196	3,135
Russia/Caspian	146	126	155	138	87
Total natural gas production available for sale	8,129	8,041	10,187	9,849	7,820

Total worldwide liquids and gas production, koebd	3,690	3,686	4,174	4,113	3,593

Refinery throughput, kbd
United States	1,751	1,765	1,805	1,647	1,592
Canada	417	365	460	441	468
Europe	1,542	1,560	1,518	1,593	1,647
Asia Pacific	1,349	1,306	1,306	1,320	1,328
Other Non-U.S.	293	294	292	312	319
Total refinery throughput	5,352	5,290	5,381	5,313	5,354

Petroleum product sales, kbd
United States	2,462	2,538	2,577	2,593	2,437
Canada	412	403	416	456	452
Europe	1,607	1,671	1,567	1,687	1,736
Asia Pacific	1,292	1,346	1,345	1,369	1,338
Other Non-U.S.	528	529	529	656	725
Total petroleum product sales	6,301	6,487	6,434	6,761	6,688

Gasolines, naphthas	2,593	2,617	2,457	2,691	2,622
Heating oils, kerosene, diesel	1,851	1,991	2,188	2,164	2,063
Aviation fuels	553	544	526	551	640
Heavy fuels	596	567	593	632	602
Specialty products	708	768	670	723	761
Total petroleum product sales	6,301	6,487	6,434	6,761	6,688

Chemical prime product sales, kt
United States	2,525	2,519	2,043	2,021	2,248
Non-U.S.	3,831	3,748	3,484	3,605	3,812
Total chemical prime product sales	6,356	6,267	5,527	5,626	6,060

EXXON MOBIL CORPORATION

3Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 7)

Supplemental Information (continued)

Average Realization Data	3Q09	2Q09	1Q09	4Q08	3Q08
United States
ExxonMobil
Crude ($/b)	62.13	54.28	36.41	48.33	104.89
Natural Gas ($/kcf)	3.19	3.26	4.61	5.57	9.23

Benchmarks
WTI ($/b)	68.19	59.54	42.97	58.49	117.83
ANS-WC ($/b)	69.13	58.92	45.28	56.06	116.90
Henry Hub ($/mbtu)	3.39	3.51	4.91	6.95	10.25

Non-U.S.
ExxonMobil
Crude ($/b)	66.17	57.09	41.90	51.45	112.61
Natural Gas ($/kcf)	5.14	5.36	8.29	9.90	10.17
European NG ($/kcf)	5.73	6.77	9.87	11.68	12.14

Benchmarks
Brent ($/b)	68.28	58.79	44.40	54.91	114.78

Capital and Exploration Expenditures, $M
Upstream
United States	858	941	803	1,000	1,000
Non-U.S.	4,049	3,964	3,563	4,105	4,277
Total	4,907	4,905	4,366	5,105	5,277
Downstream
United States	396	407	353	438	421
Non-U.S.	435	410	293	516	423
Total	831	817	646	954	844
Chemical
United States	66	94	77	96	123
Non-U.S.	681	736	681	639	598
Total	747	830	758	735	721
Other	8	10	4	35	11

Total Capital and Exploration Expenditures	6,493	6,562	5,774	6,829	6,853

Exploration Expense Charged to Income, $M
Consolidated - United States	60	53	42	45	45
- Non-U.S.	434	437	307	328	353
Non-consolidated - ExxonMobil share - United States	0	0	0	0	0
- Non-U.S.	7	1	1	3	6
Total Exploration Expense Charged to Income	501	491	350	376	404

Effective Income Tax Rate, % [1]	50%	50%	45%	44%	44%

Common Shares Outstanding (millions)
At quarter end	4,747	4,806	4,880	4,976	5,087
Average - assuming dilution [1]	4,803	4,871	4,959	5,062	5,178

Total Cash and Cash Equivalent ($G)	12.5	15.6	25.0	31.4	36.7

Total Debt ($G)	9.6	9.3	9.2	9.4	10.3

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	8.8	2.2	8.9	10.5	14.4
Sales of subsidiaries, investments and PP&E	0.2	0.8	0.1	1.8	2.6
Cash flows from operations and asset sales	9.0	3.0	9.0	12.3	17.0

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the third quarter of 2009. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

[1] Prior quarter numbers have been adjusted to be on a consistent basis with 2009 reporting.

EXXON MOBIL CORPORATION 3Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 7)

EXXON MOBIL CORPORATION 3Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 7)

EXXON MOBIL CORPORATION 3Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 7)

EXXON MOBIL CORPORATION 3Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 7 of 7)